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                                                                   EXHIBIT 10.57

                        TRANSFER AGENT SERVICES AGREEMENT



        This Transfer Agent Services Agreement ("Agreement"), dated as of October _7_, 2005, by and between Allergan, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), and Wells Fargo Bank, National Association, a national banking association ("Transfer Agent"), is for the purpose of performing the services described herein.

                                   WITNESSETH:

WHEREAS, the Corporation desires that certain services be provided by the Transfer Agent with regard to the issuance, transfer and registration of securities of the Corporation;

WHEREAS, the Transfer Agent is engaged in the business of providing services for issuers of securities and seeks to provide such services to the Corporation; and

WHEREAS, the parties hereto desire to set forth the terms and conditions for the providing of services by the Transfer Agent to the Corporation.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

I.      ISSUANCE OF SECURITIES

        For the issuance of securities of the Corporation of the class or classes designated in the attached Resolution of Appointment (See attached Exhibit H for form of Resolution of Appointment), the Transfer Agent is authorized and directed to issue such number of shares of the Corporation as may be authorized for issuance from time to time upon receiving from the Corporation:

        a. Written instructions as to the issuance from an authorized officer of the Corporation.

        b. A copy of resolutions of the Board of Directors establishing the authority of the Transfer Agent to serve as Transfer Agent, Registrar, Rights Agent, and Dividend Disbursing Agent, and such additional functions, as the case may be, certified by the Secretary or Assistant Secretary of the Corporation.

        c. A copy of the Certificate of Incorporation with subsequent amendments or a current composite copy of the Certificate of Incorporation certified by the Secretary of State of Incorporation.

        d. A certified copy of any order, consent, decree or other authorization that may relate to the issuance of the new or additional stock of the Corporation.

        e. An opinion of the Corporation's counsel (substantially in the form of Exhibit I) as to the due authorization and issuance of such stock, the registration (stating effective date thereof) of such stock under the Securities Act of 1933



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                (as amended) and the Securities Exchange Act of 1934 (as
                amended), or, if exempt from registration, the applicable section of the Act and the basis of such exemption, and that the order or consent of no governmental or regulatory authority other than that provided to the Transfer Agent is required in connection with the issuance of new or additional stock or, if no such order or consent is required, a statement to that effect. The opinion should also indicate whether it is necessary that the stock bear a restrictive legend and the wording of the legend or a statement to the effect that all shares to be issued are freely transferable upon presentation to the Transfer Agent for that purpose.

        f. Such further documents as the Transfer Agent may reasonably request.

II.     AUTHORIZED OFFICERS

        Specimen signatures of the officers of the Corporation authorized to sign such securities together with specimen certificates shall be provided to the Transfer Agent to be used by it for the purpose of comparison. The Transfer Agent shall be protected and held harmless in recognizing and acting upon any signature or certificates believed by it in good faith to be genuine. When any officer of the Corporation shall no longer be vested with the authority to sign securities for the Corporation, a written notice thereof shall immediately be given to the Transfer Agent and until receipt of such notice such Transfer Agent shall be fully protected and held harmless in recognizing and acting upon the securities bearing the signature of such officer or any signature believed by it in good faith to be such genuine signature.

        The Transfer Agent shall not be charged with notice of any change in the officers of the Corporation until notice of such change shall be given in writing by the Corporation to the Transfer Agent.

        In the event any officer of the Corporation who shall have signed blank stock certificates (or whose facsimile signature shall have been used) shall die, resign or be removed prior to the issuance of such certificates, the Transfer Agent in its capacity as Transfer Agent or Registrar, may issue or register such stock certificates as the stock certificates of the Corporation, notwithstanding such death, resignation or removal, unless specifically directed to the contrary by the Corporation in writing.

III.    TRANSFER OF STOCK

        The Transfer Agent is authorized and directed to make transfers from time to time upon the books of the Corporation.

        Shares of stock, in either certificate or book entry form, will be transferred or exchanged upon the surrender of the old shares in form reasonably deemed by the Transfer Agent to be properly endorsed for transfer, accompanied by such documents as the Transfer Agent may deem necessary to evidence the authority of the person making the transfer. The Transfer Agent reserves the right to refuse to transfer shares until it has received reasonable assurance that each



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        necessary endorsement is genuine and effective and that the assignment of the shares is legally valid and genuine. For that purpose, Transfer Agent may require an acceptable guaranty of the signature of the person signing and appropriate assurance of authority to do so. The Transfer Agent may rely upon the Uniform Commercial Code, applicable law or regulation, and generally accepted industry practice in effecting transfers, or in delaying or refusing to effect transfers.

        Transfer Agent shall be fully protected and held harmless in recognizing and acting upon written instructions bearing the signature of an authorized officer of the Corporation believed by it in good faith to be a genuine signature.

        The Corporation will at all times advise the Transfer Agent of any and all stop transfer notices or adverse claims lodged against shares of the Corporation and further, will notify the Transfer Agent when any such notices or claims have expired or been removed. The Transfer Agent is not otherwise responsible for stop transfer notices or adverse claims from either the Corporation or third parties unless it has received actual written notice.

IV.     LOST SECURITIES

        In the event that certificates for shares of the Corporation shall be represented to have been lost, stolen or destroyed (hereinafter called the Old Certificate), the Transfer Agent upon being furnished with an indemnity bond (naming the Corporation and the Transfer Agent as obligees therein) in such form and amount and with such surety as shall be satisfactory to it, is authorized to countersign a new certificate or certificates for the number of shares of the Corporation represented by the Old Certificate.

V.      RECORDKEEPING

        The Transfer Agent is authorized and directed to maintain records showing the name and address of, and the number of securities issued to each holder of said securities together with such other records as the Transfer Agent may deem necessary or advisable to discharge its duties as set forth herein.

        Upon at least two (2) Business Days' prior written notice to the Transfer Agent, the Corporation or its attorney or agent may inspect and examine, at any time during ordinary business hours, any shareholder account records of the Corporation in the possession of the Transfer Agent. The Corporation shall pay any actual out-of-pocket costs and expenses incurred by the Transfer Agent, including photocopying costs, in connection with the inspection.

        In case of any request or demand for the inspection of the stock records of the Corporation or any other records in the possession of the Transfer Agent, the Transfer Agent will notify the Corporation for instructions permitting or refusing such inspection. The Transfer Agent reserves the right to permit the inspection of the stock records or other records by a requesting party, if it is advised by its counsel that such inspection is required by applicable law or regulation.



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        Subject to applicable law and regulation, the Transfer Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Transfer Agent. The Transfer Agent shall maintain such electronic records for the time period required by applicable law and regulation. Upon written request of the Corporation (and at the expense of the Corporation), the Transfer Agent shall provide to the Corporation or its designee copies of such electronic records relating to stock certificates cancelled or destroyed by the Transfer Agent.


VI.     RESPONSIBILITIES, INDEMNITIES, AND COMPENSATION HEREUNDER

        The Transfer Agent may conclusively rely and act or refuse to act without further investigation upon any list, instruction, certification, authorization, stock certificate or other instrument or paper believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed by any duly authorized person or persons, or upon the instruction of any officer of the Corporation or the advice of counsel for the Corporation, or counsel for the Transfer Agent. The Transfer Agent may make any transfer or registration of ownership for such shares which is believed by it in good faith to have been duly authorized or may refuse to make any such transfer or registration if in good faith the Transfer Agent deems such refusal necessary in order to avoid any liability upon either the Corporation or itself.

        If the Transfer Agent is replacing or succeeding a prior transfer agent or recordkeeper, the Corporation shall provide a Corporation's Final Balancing Report (See sample format in Exhibit E) and the prior transfer agent shall provide a Prior Transfer Agent Final Balancing Report (See sample format in Exhibit F), which will contain information about shares outstanding, unresolved discrepancies, and such other information as the Transfer Agent shall request.

        The Transfer Agent may conclusively and in good faith rely upon the records and information provided to it by the Corporation and its prior transfer agent or recordkeeper without independent review and shall have no responsibility or liability for the accuracy or inaccuracy of such records and information.

        The Corporation shall defend, indemnify and hold harmless the Transfer Agent from and against any and all losses, costs, claims, damages, suits, judgments, penalties, liabilities, and expenses, including reasonable attorney's fees, which it may suffer or incur (a) relating to claims of third parties arising from the services described in this Agreement, (b) by reason of any act or omission of the Corporation, including any act or omission of a prior transfer agent of the Corporation, and (c) by reason of any action or non-action by the Transfer Agent in accordance with this Agreement; provided, however, the Corporation is not obligated to defend, indemnify and hold harmless the Transfer Agent from and against any liabilities to the extent they are caused by the gross negligence or willful misconduct of the Transfer Agent.

        In no event shall the Transfer Agent or its directors, officers, agents and employees be liable for any special, indirect or consequential damages from any



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        action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. These indemnification provisions shall survive any termination of services under this Agreement, including resignation or removal of the Transfer Agent.

        The Transfer Agent may, in connection with the services described in this Agreement, engage subcontractors, agents, or attorneys-in-fact, provided the same shall have been selected with reasonable care. The Transfer Agent is authorized by the Corporation to execute all agreements, appoint agents or sub-agents and do all other acts deemed necessary to carry out the general purposes of this Agreement.

        The Transfer Agent may consult with counsel of its choice, and any opinion of such counsel shall be full and complete authorization and protection to the Transfer Agent with respect to any action taken or omitted by it in good faith, in reliance upon such opinion, in connection with the performance of its duties or obligations as Transfer Agent, Registrar or Dividend Disbursing Agent. The Corporation agrees to reimburse the Transfer Agent for all reasonable expenses, disbursements and counsel fees (including reasonable expenses and disbursements of counsel) incurred with respect thereto.

        The Corporation agrees that the Transfer Agent shall be paid fees for its services and reimbursed for expenses in accordance with the attached fee schedule (See attached Fee Schedule - Exhibit G), which may be updated by the Transfer Agent from time to time. Requests for payment of fees and expenses shall be submitted in the form of a written invoice. The Corporation will send payments for all undisputed invoices within thirty (30) days of receipt of invoice or within forty-five (45) days if paid by electronic funds transfer. Transfer Agent's fee schedule may be revised to reflect cost increases due to (i) changes mandated by legal or regulatory requirements, or (ii) cost increases due to additional services requested by the Corporation that are not provided by Transfer Agent to its customers generally without charging fees.

        The Transfer Agent will, at its own expense, maintain in full force and effect at all times during the term of this appointment insurance in amounts with standard coverage and subject to deductibles as is customary for insurance typically maintained by depository institutions or trust companies which act as transfer agent. The Transfer Agent shall, upon written request, provide to the Corporation a certificate of insurance certifying that such policy or certificate is in full force and effect.

        The Transfer Agent will not have any liability for failure to perform or delay in performing duties set forth herein if the failure or delay is due to an event of force majeure. An event of force majeure is an event or condition beyond the Transfer Agent's control including, but not limited to acts of God, natural disaster, civil unrest, state of war, fire, power failure, equipment failure, act of terrorism, or similar events beyond the Transfer Agent's control. The Transfer Agent will make reasonable efforts to prevent performance delays or disruptions in the event of such occurrences.



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        Nothing in this Agreement shall be construed to give any person or entity other than the Transfer Agent and the Corporation, and their successors and assigns, any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Transfer Agent and the Corporation.


VII.    DIVIDEND DISBURSEMENT

        The Transfer Agent, when appointed as Dividend Disbursing Agent by resolution of the Corporation, will pay dividends for the shares of the Corporation for which it now or hereafter may be acting as Transfer Agent and Registrar, upon written notice by an officer of the Corporation advising the Transfer Agent of a declaration of a dividend, and the payment to the Transfer Agent of the necessary funds with which to pay the dividend, in currently available funds at least one business day before each dividend payable date.

        The Corporation agrees to deposit good and collected funds with the Transfer Agent, such that the collected balance available to the Transfer Agent is sufficient to cover the amount of the dividend to be paid. Neither party intends the Transfer Agent to make a loan to the Corporation. The Transfer Agent shall have no obligation to pay the dividend until the Corporation has provided sufficient collected and immediately available funds to the Transfer Agent.

        The Transfer Agent is authorized to draw and deliver from time to time new checks for the payment of dividends to take the place of checks theretofore drawn but not presented for payment, when such checks are represented by the payees to have been lost, mislaid or destroyed, and not to have been endorsed or negotiated, and the Transfer Agent stops payment of such original check with its financial institution. Unclaimed funds shall remain in designated disbursement accounts until such time as they are claimed by the shareholder or their representative, or until the Corporation, subject to applicable law and regulation, provides further direction as to their disposition.


VIII.   CONSENT TO USE OF LOGO

        Transfer Agent agrees that without the prior written consent of Corporation, it will not:



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                (i) use the name, logos, service marks, or trademarks of
                Corporation, or
                (ii) reveal the existence or terms and conditions of this Agreement, or that Transfer Agent is providing goods and/or services to Corporation.

        The provisions of this section apply to any disclosure to a third party, including but not limited to, advertising, publicity releases, websites, sales presentations, marketing materials, publications, correspondence, and announcements. Requests for Corporation consent must be submitted pursuant to the Notices provisions herein. Corporation may revoke any consent given under this section at any time, upon notice to the Transfer Agent.

        Notwithstanding the preceding, upon prior written notice to Corporation, Transfer Agent may make any disclosure specifically required by applicable law or regulation.

        Corporation grants the Transfer Agent, a revocable limited license to use the Corporation's logo ("Logo") in connection with the Transfer Agent's use of any of electronic images and print images, including but not limited to the Wells Fargo Shareowner Services website, proxy website, statements, proxies, envelopes, and checks. Corporation will supply its Logo to the Transfer Agent as an electronic file or in another mutually acceptable format. The Logo will not be used in any manner that could reasonably be considered as an endorsement by the company of the Transfer Agent without the Corporation's prior written consent.

        Corporation grants the Transfer Agent permission to make copies of the Corporation's DRIP/DDP brochure/prospectus for the plan(s) managed by Transfer Agent and to display those copies on Transfer Agent's Internet website. The Transfer Agent agrees to discontinue use of the Logo within 30 days after receiving written notice from Corporation that permission to use the Logo has been terminated.


IX.     UNCLAIMED PROPERTY ADMINISTRATION

        The Transfer Agent will provide unclaimed property reporting services for abandoned share certificates and related cash dividends, which may be deemed abandoned or otherwise subject to applicable unclaimed property law or regulation. Such services may include preparation of unclaimed property reports, delivery of abandoned property to various states, completion of required due diligence notifications, responses to inquiries from owners, and such other services as may reasonably be necessary to comply with applicable unclaimed property law or regulation.

        The Corporation shall assist the Transfer Agent and provide such cooperation as may reasonably be necessary in the performance of the services hereunder including delivery to the Transfer Agent of any and all such unclaimed property which may not otherwise be in the Transfer Agent's possession.



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

        The Transfer Agent shall assist the Corporation in responding to inquiries from administrators of state unclaimed property law or regulation regarding reports filed on the Corporation's behalf or in response to requests to confirm the name of a reclaiming owner. The Transfer Agent shall exercise reasonable efforts to obtain release agreements from the various states offering such release agreements with respect to reports and abandoned property delivered to them and indemnification agreements from those states willing to provide them.

        The Transfer Agent, or its duly appointed agent, shall timely remit unclaimed shares and cash of the Corporation to the appropriate state or jurisdiction, as provided for under applicable unclaimed property law or regulation. The Transfer Agent shall provide such reports regarding unclaimed property services hereunder as the Corporation may reasonably request from time to time.

        If the Corporation elects not to have the Transfer Agent provide unclaimed property services as described herein, the Corporation shall give the Transfer Agent written notice of such election, and include in such notice: a) acknowledgment by the Corporation that failure to report unclaimed property may result in the assessment of interest and penalties by the states against the Corporation; and b) statement releasing the Transfer Agent from any liability for such penalties and interest that may be assessed against the Corporation. See attached Exhibit C for a sample of such notice.


X.      LOST SECURITY HOLDER SEARCH SERVICES

        Pursuant to Securities and Exchange Commission ("SEC") rules (See SEC Rule 240.17Ad/Ad-17, as amended), the Transfer Agent is required to provide the following services regarding lost security holder accounts, which together constitute Standard Search Services:

        - Conduct a national database search between three and twelve months after a lost security holder account is identified.
        - If the first national database search is not successful in locating the holder, conduct a second search between six and twelve months later.
        - Report to the SEC in required transfer agent filings, information about the age of lost security holder accounts and amounts escheated to the various states.

        Exceptions to the SEC search requirements include:

        -       Deceased shareholders
        - Shareholders that are not natural persons (e.g., corporations, partnerships)
        - Cases where the value of all amounts due to the security holder (market value of the security, plus dividends and interest payable) are less than $25



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

        Transfer Agent reserves the right to conduct additional searches, including searches for heirs of deceased holders, which constitute Deep Search Services.

        Transfer Agent reserves the right to work with service providers, contractors, or agents, to conduct national database searches to locate lost security account holders, or their beneficiaries or survivors, using Standard Search Services and Deep Search Services. The Corporation agrees to reimburse the Transfer Agent for reasonable fees and expenses incurred by the Transfer Agent in the course of providing the referenced search services. The referenced fees and expenses may be assessed periodically by the Transfer Agent in accordance with the services provided. (See attached Fee Schedule - Exhibit G.)

        The Corporation hereby agrees to be enrolled in the referenced search services, to be conducted by the Transfer Agent, or its service providers, contractors or agents. Fees and expenses are subject to change, and the Corporation will receive written notification from the Transfer Agent in advance of such changes.

        In the event that the Corporation determines that the Deep Search Services should not be conducted, the Corporation shall give the Transfer Agent written notice of such election. See attached Exhibit D for a sample of such notice.


XI.     CONFIDENTIAL INFORMATION

(a) Transfer Agent and Corporation acknowledge that during the course of this Agreement, the parties hereto may make confidential data available to each other or may otherwise obtain proprietary or confidential information regarding the Corporation, its shareholders, or Transfer Agent (collectively, hereinafter "Confidential Data"). Confidential Data includes all information not generally known or used by others and which gives, or may give the possessor of such information an advantage over its competitors or which could cause Corporation or Transfer Agent injury, loss of reputation or goodwill if disclosed. Such information includes, but is not necessarily limited to, data or information which identifies past, current or potential customers, shareholders, business practices, financial results, research, development, systems and plans; and/or certain information and material identified by Corporation or Transfer Agent as "Proprietary" or "Confidential"; and/or data Transfer Agent furnishes to Corporation from Transfer Agent's database; and/or data received from Corporation and enhanced by Transfer Agent. Confidential Data may be written, oral, recorded, or maintained on other forms of electronic media. Because of the sensitive nature of the information that Corporation or Transfer Agent and its employees or agents may obtain as a result of this Agreement, the intent of the parties is that these provisions be interpreted as broadly as possible to protect Confidential Data.

(b) Transfer Agent acknowledges that all Confidential Data furnished by Corporation is considered proprietary and strictly confidential. Transfer Agent also acknowledges that the unauthorized use or disclosure of any Confidential Data may cause irreparable harm to Corporation. Accordingly, Transfer Agent agrees



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        that Corporation shall be entitled to equitable relief, including injunctive relief, in addition to all other remedies available at law for any threatened or actual breach of this Agreement or any threatened or actual unauthorized use or disclosure of Confidential Data. Corporation agrees that the provisions and remedies of this section shall also apply to Confidential Data received by Corporation relating to Transfer Agent.

(c) Transfer Agent will employ the same security measures to protect Confidential Data received from Corporation that it would employ for its own comparable confidential information (but in no event less than a reasonable degree of care in handling Confidential Data). Without limiting the foregoing, Transfer Agent further agrees, subject to applicable law and regulations, that: (i) Confidential Data shall not be distributed, disclosed, or conveyed to any third party except by prior written approval of Corporation; (ii) no copies or reproductions shall be made of any Confidential Data, except as needed to provide the services described in this Agreement; and (iii) Transfer Agent shall not use any Confidential Data for its own benefit or for the benefit of any third party.

(d) Except as prohibited by applicable law or regulation, Transfer Agent shall promptly notify Corporation in writing of any subpoena, summons or other legal process served on Transfer Agent for the purpose of obtaining Confidential Data (i) consisting of a shareholder list, such as an identified class of Corporation shareholders, or (ii) relating to significant regulatory action or litigation that would have a material effect on the performance of the Transfer Agent or corporate status of Corporation. In such cases, Corporation shall have a reasonable opportunity to seek appropriate protective measures; provided, however, that this subsection shall not require Transfer Agent to notify Corporation of its receipt of any subpoena, summons or other legal process seeking Confidential Data for a single shareholder or group of related shareholders in connection with routine tax levies or other routine third party litigation involving a shareholder. Corporation will indemnify Transfer Agent for all reasonable expenses incurred by Transfer Agent in connection with determining the lawful release of the Confidential Data.

(e) The obligations set forth in paragraphs (a) through (d) above shall not apply to:

        (i) any disclosure specifically authorized in writing by Corporation;
        (ii) any disclosure required by applicable law or regulation, including pursuant to a court order; or
        (iii)   Confidential Data which:
                (1)     has become public without violation of this Agreement;
                        or
                (2) was disclosed to Transfer Agent by a third party not under an obligation of confidentiality to Corporation; or
                (3) was independently developed by Transfer Agent not otherwise in violation or breach of this Agreement or any other obligation of Transfer Agent to Corporation; or
                (4) was rightfully known to Transfer Agent prior to entering into this Agreement.



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

(f) The obligations of each party set forth in paragraphs (a) through (e) above shall survive termination or assignment of this Agreement.

XII.    RESIGNATION OR REMOVAL

        The Transfer Agent may resign upon 30 days advance written notice of termination to the Corporation. The Corporation may remove the Transfer Agent as Transfer Agent, Registrar, Rights Agent, and/or Dividend Disbursing Agent, as the case may be, upon 30 days advance written notice of termination to the Transfer Agent, which notice shall include a certified copy of a resolution of the Board of Directors of the Corporation. Such removal shall become effective upon receipt by the Transfer Agent of a certified copy of such resolution and upon the payment of all amounts due the Transfer Agent, including any outstanding fees and expenses, up to and including the removal date in connection with the services provided hereunder. The Corporation agrees that any blank stock certificates shall either be delivered directly to a banknote printer to oversilver the name of the Transfer Agent, or destroyed, as directed by the Corporation. The Corporation agrees to pay the cost of oversilvering and delivering blank stock certificates, and imprinting the name of the successor Transfer Agent thereon.

        Upon the effective date of a resignation or removal in accordance with the provisions noted above, the Transfer Agent shall deliver, at the expense of the Corporation, to the Corporation, or to a successor transfer agent as directed in writing by the Corporation, all records of the Corporation in the possession of the Transfer Agent, with the exception of any blank stock certificates, as discussed in the paragraph directly above.

        In the event that either party shall cease conducting business in the normal course, become insolvent, or is the subject of a petition in bankruptcy and such petition is not dismissed within sixty (60) days from its filing, then at the option of the other party, this Agreement shall terminate immediately upon written notice received from the terminating party. Upon termination of this Agreement, each party shall, subject to applicable law and regulation, promptly return to the other, all papers, materials and other property of the other held by each.


XIII.   MERGER OR CONSOLIDATION

        Any company into which the business of the Transfer Agent may be merged, consolidated or converted, or any company resulting from any merger, conversion or consolidation to which it shall be a party, shall be the successor Transfer Agent, Registrar, Rights Agent, and/or Dividend Disbursing Agent, as the case may be, without the execution or filing of any paper or the performance of any further act, anything herein to the contrary notwithstanding.


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

XIV.    NOTICES

        All notices to be given by one party to the other under this Agreement shall be in writing and shall be sufficient if made to such party at their respective address set forth below by:

                (i) personal delivery (including delivery by any commercial delivery service);
                (ii) registered or certified mail, postage prepaid, return receipt requested; or
                (iii) facsimile transmission ("Fax");

        If notice to the Corporation, to the address specified by the Corporation in the appointment documentation listed in Exhibit A.

        If notice to the Transfer Agent:

               Wells Fargo Shareowner Services
               Attn: Manager of Account Administration
               161 North Concord Exchange
               South St. Paul, Minnesota  55075-1139

               Facsimile:    651-552-6942

        These addresses may be changed by giving written notice to the other party.

        All notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including facsimile capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown above, or at such other addresses as may hereafter be furnished to the parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of facsimile, the date noted on the confirmation of such transmission).


XV.     GOVERNING LAW

        This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Minnesota.



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

XVI.    AMENDMENT; ENTIRE AGREEMENT; SEVERABILITY

        This Agreement may be amended or modified only by a written document authorized, executed and delivered by the Corporation and the Transfer Agent. Such document may be in the form of a resolution of the Corporation adopting a written amendment approved by the Transfer Agent.

        This Agreement, together with the exhibits and schedules referred to herein or delivered pursuant hereto, constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and supersede any prior agreement and understandings with respect to those matters and transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

IN WITNESS WHEREOF, the Corporation and the Transfer Agent have caused their names to be signed hereto by their duly authorized officers, all as of the date first written above.

Allergan, Inc.,



By: /s/ James M. Hindman
    --------------------

    Name:  James M. Hindman
           -----------------------------------------

    Title: Senior Vice President, Treasury, Risk and
           -----------------------------------------
           Investor Relations
           -----------------------------------------



WELLS FARGO BANK, N.A., as Transfer Agent



By: /s/ Darren Larson
    --------------------

    Name:  Darren Larson
           -----------------------------------------

    Title: Vice President
           -----------------------------------------



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